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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use of our report included herein and to the references to our Firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.

                                   /s/ KPMG LLP


Washington, D.C.
August 20, 1999